UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(Address of principal executive offices, including zip code)

(760) 727-1280

(Registrant’s telephone number including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 5, 2010, DJO Finance LLC (“DJOFL” or “the Company”) issued a press release announcing its operating and financial results for the quarter ended July 3, 2010. The full text of that release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Additionally, during the second quarter ended July 3, 2010, DJOFL changed how segment financial information is reported to senior management.  DJOFL is furnishing information in this Form 8-K in order to provide historical segment financial information restated to reflect the Company’s current reportable segments for the quarters ended March 28, 2009, June 27, 2009, September 26, 2009, December 31, 2009 and April 3, 2010 and the fiscal years ended December 31, 2007, 2008 and 2009.  The Company has also included certain pro forma segment financial information restated to reflect its current reportable segments for the year ended December 31, 2007.  The restated segment information, attached hereto as Exhibit 99.2, is incorporated herein by reference.

The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of DJOFL’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless DJOFL expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Document
99.1	Press release dated August 5, 2010 relating to DJO Finance LLC’s financial results for the quarter ended July 3, 2010

99.2	DJO Finance LLC’s restated historical segment financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DJO FINANCE LLC
Date: August 5, 2010
	By:	/s/ Vickie L. Capps
	Name:	Vickie L. Capps
	Title:	Executive Vice President, Chief Financial Officer and Treasurer